EXHIBIT 99.4


5A1

Balance       $43,900,000          Delay            24            WAC(1)               6.123
Coupon        4.4770               Dated            1/1/2004      WAM(1)               359
Settle        1/30/2004            First Payment    2/25/2004     Target Reset Margin: 1.750


RUN TO THE EARLIER OF THE WEIGHTED AVERAGE RESET IN 35 MONTHS AND THE 5% CLEANUP CALL.
FORMULA: IF CURRENT MONTH LESS THAN OR EQUAL TO 35, THEN GROUP 5 NWAC - 1.396974, ELSE GROUP 5 NWAC - .625


                                           10 CPR         15 CPR          20 CPR          25 CPR           30 CPR
               101-24                       3.632          3.557           3.473           3.378            3.272
               101-25                       3.619          3.543           3.457           3.361            3.254
               101-26                       3.606          3.528           3.441           3.344            3.235
               101-27                       3.592          3.514           3.426           3.327            3.216
               101-28                       3.579          3.499           3.410           3.310            3.198
               101-29                       3.566          3.485           3.394           3.293            3.179
               101-30                       3.552          3.471           3.379           3.275            3.160
               101-31                       3.539          3.456           3.363           3.258            3.142
               102-00                       3.526          3.442           3.347           3.241            3.123
               102-01                       3.512          3.427           3.332           3.224            3.105
               102-02                       3.499          3.413           3.316           3.207            3.086
               102-03                       3.486          3.399           3.300           3.190            3.067
               102-04                       3.473          3.384           3.285           3.173            3.049
               102-05                       3.459          3.370           3.269           3.156            3.030
               102-06                       3.446          3.355           3.254           3.139            3.012
               102-07                       3.433          3.341           3.238           3.122            2.993
               102-08                       3.420          3.327           3.222           3.105            2.975
Spread @ Center Price                         109            113             115             117              117
                  WAL                        2.47           2.27            2.08            1.90             1.74
             Mod Durn                       2.297          2.120           1.951           1.790            1.640
     Principal Window                   Feb04 - Dec06  Feb04 - Dec06   Feb04 - Dec06   Feb04 - Dec06    Feb04 - Dec06
            LIBOR_6MO                       1.236          1.236           1.236           1.236            1.236


                                             40 CPR          50 CPR          60 CPR          70 CPR
               101-24                         3.021           2.702           2.268           1.663
               101-25                         2.999           2.675           2.234           1.621
               101-26                         2.977           2.648           2.201           1.578
               101-27                         2.954           2.620           2.167           1.536
               101-28                         2.932           2.593           2.134           1.493
               101-29                         2.910           2.566           2.100           1.451
               101-30                         2.887           2.539           2.067           1.409
               101-31                         2.865           2.512           2.033           1.366
               102-00                         2.843           2.485           2.000           1.324
               102-01                         2.820           2.458           1.967           1.282
               102-02                         2.798           2.431           1.933           1.240
               102-03                         2.776           2.404           1.900           1.198
               102-04                         2.753           2.377           1.867           1.155
               102-05                         2.731           2.350           1.833           1.113
               102-06                         2.709           2.323           1.800           1.071
               102-07                         2.687           2.297           1.767           1.029
               102-08                         2.664           2.270           1.734           0.987
Spread @ Center Price                           110              93              59               1
                  WAL                          1.44            1.17            0.94            0.73
             Mod Durn                         1.368           1.130           0.915           0.723
     Principal Window                     Feb04 - Dec06   Feb04 - Dec06   Feb04 - Dec06   Feb04 - Jul06
            LIBOR_6MO                         1.236           1.236           1.236           1.236



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